UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Wood Branch Park Drive, Ste 600		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The voting results on the matters considered by the stockholders of American Electric Technologies, Inc., (“the Company”) at the Annual Meeting held on June 5, 2018 were as follows:

1.	To elect five members to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles M. Dauber	4,676,680	967,827	1,239,220
Neal Dikeman	4,677,881	600,259	1,605,787
Peter Menikoff	4,677,991	599,940	1,605,996
J. Hoke Peacock II	4,564,847	713,092	1,602,988
Edward L. Kuntz	4,669,501	608,438	1,605,988

2.	To ratify the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2018. There were no Broker Non-Votes.

Votes For	Votes Against	Votes Withheld
7,745,115	100,027	6,612

3.	Advisory resolution to approve executive compensation.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
4,226,124	789,519	256,228	1,612,056

4.	Frequency of advisory vote to approve executive compensation

1 Year	2 Years	3 Years	Votes Withheld
1,784,486	15,713	3,465,416	12,324

5.	To approve the potential issuance of shares of Common Stock equal to 20% or more of our outstanding Common Stock upon conversion of and payment of dividends on our Series A Convertible Preferred Stock and exercise of our Series A and Series B Common Stock Purchase Warrants.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
4,919,533	349,553	258,469	748,350

6.	To approve amendment of the 2007 Employee Stock Incentive Plan to authorize the issuance of an additional 500,000 shares of common stock under the plan and to make non-employee directors eligible to receive awards under the plan.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
4,630,366	632,010	265,209	748,320

The Board of Directors has considered the outcome of the advisory vote with respect to the frequency of the stockholder advisory vote to approve executive compensation and has determined that the Company will hold future votes to approve executive compensation every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: June 11, 2018	By:	/s/ Charles M. Dauber
President and CEO